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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

Semtech Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

1-6395 (Commission File Number)	95-2119684 (IRS Employer Identification No.)
200 Flynn Road Camarillo, California (Address of principal executive offices)	93012-8790 (Zip Code)

805-498-2111
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

            Semtech Corporation (the "Company") is filing this Amendment No. 1 ("Amendment No. 1") to its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2012 (the "Form 8-K") for the sole purpose of filing a copy of Exhibit 2.1. Except for the foregoing, this Amendment No. 1 does not amend, modify or update the Form 8-K, which continues to speak as of the original date of the Form 8-K.

Item 9.01    Financial Statements and Exhibits.

    (d)
    Exhibits

Exhibit No.	Description

2.1	Arrangement Agreement, dated as of January 23, 2012, among Semtech Corporation, Semtech Canada Inc. and Gennum Corporation

 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMTECH CORPORATION
Date: January 26, 2012	By:	/s/ Emeka Chukwu
		Name:	Emeka Chukwu
		Title:	Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description

2.1	Arrangement Agreement dated as of January 23, 2012, among Semtech Corporation, Semtech Canada Inc. and Gennum Corporation

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  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX